                                                                   EXHIBIT 10.33


                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of August 1, 2000, by and between The Santa Cruz Operation, Inc., a California corporation ("Company") and the undersigned stockholders (each, a "Stockholder") of Caldera Systems, Inc. ("Caldera").

                                    RECITALS

         A. Concurrently with the execution and delivery of this Agreement, the Company, Caldera Holding, Inc. ("Newco"), a Delaware corporation and Caldera, are entering into an Agreement and Plan of Reorganization (the "Reorganization Agreement") that provides for (i) the formation of a wholly owned subsidiary of Newco which will be merged (the "Merger") into the Company, thereby causing the Company to become a wholly-owned subsidiary of Newco and (ii) the Acquisition by Newco of significantly all of the assets of the Company (the "Company Acquisition" and together with the Merger, the "Transactions"). Pursuant to the Transactions, The Company and certain of the Company's option holders shall receive 28% of Newco common stock on a fully diluted basis and the Caldera stockholders and option holders shall receive 72% of Newco common stock on a fully diluted basis on the terms and subject to the conditions set forth in the Reorganization Agreement;

         B. Each Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of Caldera common stock and shares of common stock subject to outstanding options as is indicated on the signature page of this Agreement; and

         C. In consideration of the execution of the Reorganization Agreement by Company, each Stockholder (in his or her capacity as such) agrees to vote the Shares (as defined below) and any other such shares of common stock of Caldera over which each Stockholder has voting power so as to facilitate consummation of the Transactions.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the Reorganization Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Certain Definitions.

         Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Reorganization Agreement. For purposes of this
Agreement:

                1.1 "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Reorganization Agreement shall have been validly terminated pursuant to its terms, except pursuant to Section 8.1(j) and (ii) the Effective Time.

                1.2 "Person" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity or (iii) governmental authority.

                1.3 "Shares" shall mean: (i) all securities of Caldera (including all shares of Caldera common stock and all options, warrants and other rights to acquire shares of Caldera common stock) owned by each Stockholder as of the date of this Agreement; and (ii) all additional securities of Caldera (including all additional shares of Caldera common stock and all additional options, warrants and other rights to acquire shares of Caldera common stock) of which each Stockholder acquires ownership during the period from the date of this Agreement through the Expiration Date.

                1.4 "Transfer", when used as a verb, shall mean to sell, pledge, assign, encumber, dispose of or otherwise transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), or, when used as a noun, shall mean a sale, pledge, assignment, encumbrance, disposition, or other transfer (including a merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise or other transfer by operation of law).

         2. Restrictions on Transfer.

         Each Stockholder agrees that, during the period from the date of this Agreement through the Expiration Date, Stockholder shall not, either directly or indirectly, Transfer any Shares owned either directly or indirectly, by Stockholder or with respect to which Stockholder has the power of disposition, whether now or hereafter acquired, without the prior written consent of Company; provided that the foregoing requirements shall not prohibit any Transfer to any Person where as a precondition to such Transfer the transferee: (i) executes a counterpart of this Agreement and an Irrevocable Proxy in the form attached hereto as Exhibit A (with such modifications as Company may reasonably request); and (ii) agrees in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement. Each Stockholder agrees that, during the period from the date of this Agreement through the Expiration Date, Stockholder shall not (a) deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Stockholder under this Agreement with respect to any of the Shares or (b) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder's obligations under this Agreement.

         3. Agreement to Vote Shares.

         (a) Each Stockholder hereby agrees to appear, or cause the holder of record on any applicable record date to appear for the purpose of obtaining a quorum at any annual or special meeting of stockholders of Caldera and at any adjournment thereof at which matters relating to the Company Acquisition, the Reorganization Agreement or any transaction contemplated thereby are considered. At every meeting of the stockholders of Caldera, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of Caldera, each Stockholder (in his or her capacity as such) shall vote, or cause the Shares to be voted, in favor of approval and adoption of the Reorganization Agreement and the approval of the Company Acquisition and in favor of each other action contemplated by the Reorganization Agreement and any action required in furtherance hereof or thereof.

         (b) At every meeting of the stockholders of Caldera, and at every adjournment thereof and on every action or approval by written consent of the stockholders of Caldera, each Stockholder shall vote, or cause the Shares to be voted, against (i) any dissolution, liquidation or winding up of or by Caldera or (ii) any amendment of the Certificate of Incorporation or by-laws of Caldera or other proposal or transaction involving Caldera, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any material provision of the Reorganization Agreement, the Company Acquisition, the Merger or any other transaction contemplated by the Reorganization Agreement or change in any manner the voting rights of any class of Caldera's capital stock. Each Stockholder shall not commit or agree to take any action inconsistent with the foregoing.

         4. Irrevocable Proxy.

         Each Stockholder is hereby delivering to Company an irrevocable proxy in the form attached hereto as Exhibit A (the "Irrevocable Proxy") with respect to each meeting of stockholders of Caldera and action by stockholders of Caldera by written consent in lieu of a meeting, such Irrevocable Proxy to cover the total number of Shares in respect of which Stockholder is entitled to vote. Upon the execution of this Agreement by each Stockholder, such Stockholder hereby revokes any and all prior proxies given thereby with respect to the Shares and agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.

         5. Representations and Warranties of each Stockholder.

                5.1 Stockholder (i) is the beneficial owner of the Shares indicated on the signature page of this Agreement, free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances; (ii) does not beneficially own any securities of Caldera other than the shares of Caldera common stock and options and warrants and to purchase shares of Caldera common stock indicated on the signature page of this Agreement; and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Irrevocable Proxy.

                5.2 This Agreement and the Irrevocable Proxy have been duly and validly executed and delivered by Stockholder and constitute the valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their respective terms. The execution and delivery of this Agreement and the Irrevocable Proxy by Stockholder do not, and the performance of Stockholder's obligations hereunder will not, (a) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right to terminate, amend, accelerate or cancel any right or obligation under, or result in the creation of any lien or encumbrance on any Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligations to which Stockholder is a party or by which Stockholder or the Shares are or will be bound or affected or (b) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Stockholder or any of Stockholder's properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any state or federal public body or authority is required by or with respect to Stockholder in connection with the execution and delivery of this Agreement and the Irrevocable Proxy by Stockholder or the consummation by Stockholder of any of the transactions contemplated hereby or thereby.

         6. Additional Documents.

         Each Stockholder (in his or her capacity as such) hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Company, to carry out the intent of this Agreement.

         7. Termination.

         This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.

         8. Confidentiality.

         Each Stockholder agrees (i) to hold any information regarding this Agreement, the Reorganization Agreement and the Transactions in strict confidence and (ii) not to divulge any such information to any third person, except to the extent any of the same is hereafter publicly disclosed by Company.

         9. Miscellaneous.

                9.1     Severability.

                If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                9.2     Binding Effect and Assignment.

                This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without prior written consent of the others. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement.

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

                9.3     Amendments and Modification.

                This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

                9.4     Specific Performance.

                The parties hereto acknowledge that Company shall be immediately and irreparably harmed and injured if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached by any of the other parties hereto. Therefore, it is agreed that, in addition to any other remedies that may be available to Company upon any such violation, Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Company at law or in equity. If Company brings an action in equity to enforce the provisions of this Agreement, neither of the other parties hereto will allege, and each hereby waives the defense, that there is an adequate remedy at law.

                9.5     Notices.

                All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

                if to Company, to:

                       The Santa Cruz Operation, Inc.
                       425 Encinal
                       Santa Cruz, California

                       Attention: Chief Executive Officer and Law
                                  and Corporate Affairs
                       Telecopier.: (831) 427-5454

                and with a copy to:

                       Wilson Sonsini Goodrich & Rosati
                       650 Page Mill Road
                       Palo Alto, CA 94304-1050

                       Attention: Michael Danaher
                       Telecopier: (650) 493-6811
                if to Stockholders, to the address for notice set forth on the signature pages hereof.

                All such notices and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a telecopy, when the party receiving such copy shall have confirmed receipt of the communication, (c) in the case of delivery by nationally-recognized overnight courier, on the business day following dispatch, and (d) in the case of mailing, on the third business day following such mailing.

                9.6     Governing Law; Venue.

                (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

                (b) Venue. The parties agree that any dispute regarding the interpretation or validity of, or otherwise arising out of this Agreement, shall be subject to the exclusive jurisdiction of the California State Courts in and for Santa Clara County, California or, in the event of federal jurisdiction, the United States District Court for the Northern District of California sitting in Santa Clara County, California, and each party hereby agrees to submit to the personal and exclusive jurisdiction and venue of such courts and not to seek the transfer of any case or proceeding out of such courts.

                9.7     Entire Agreement.

                This Agreement and the Irrevocable Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

                9.8     Descriptive Headings.

                The section headings are for convenience only and shall not affect the construction or interpretation of this Agreement.

                9.9     Counterparts.

                This Agreement may be executed in counterparts, each of which will be deemed to be an original, but all of which, taken together, will constitute one and the same instrument.

                9.10  Stockholder Capacity

                Notwithstanding anything herein to the contrary, no person executing this Agreement who is, or becomes during the term hereof, a director of Caldera makes any agreement or understanding herein in his or her capacity as such director, and the agreements set forth herein shall in no way restrict any director in the exercise of his or her fiduciary duties as a director of Caldera. Each Stockholder has executed this


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

Agreement solely in his or her capacity as the record or beneficial holder of such Stockholder's Shares or as the trustee of a trust whose beneficiaries are the beneficial owners of such Stockholder's Shares.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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



         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

THE SANTA CRUZ OPERATION, INC.

By:
   -------------------------------------
   Name:
   Title:

THE CANOPY GROUP, INC.

By:
   -------------------------------------
   Name:
   Title:


----------------------------------------

----------------------------------------
Print Address


----------------------------------------
Telephone


                                    ----------------------------------------
                                    Facsimile No.

                                    Shares beneficially owned:

                                    21,273,974 shares of Caldera common stock
                                    0 shares of Caldera common stock
                                    issuable upon exercise of outstanding
                                    options or warrants

MTI TECHNOLOGY CORPORATION

By:
   -------------------------------------
   Name:
   Title:


----------------------------------------

----------------------------------------
Print Address


----------------------------------------
Telephone


                                    ----------------------------------------
                                    Facsimile No.

                                    Shares beneficially owned:

                                    5,333,333 shares of Caldera common stock
                                    0 shares of Caldera common stock
                                    issuable upon exercise of outstanding
                                    options or warrants

                                                                       EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned stockholder of Caldera Systems, Inc., a Delaware corporation ("Caldera"), hereby irrevocably appoints the members of the Board of Directors of The Santa Cruz Operation, Inc., a California corporation (the "Company"), and each of them, or any other designee of Company, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Caldera that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Caldera issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned Stockholder of Caldera as of the date of this Irrevocable Proxy are listed on the signature page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This proxy is irrevocable, is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date by and between Company and the undersigned stockholder (the "Voting Agreement"), and is granted in consideration of and as a condition to Company entering into that certain Agreement and Plan of Reorganization (the "Reorganization Agreement"), among the Company, Caldera Holding, Inc. ("Newco"), a Delaware corporation and Caldera. The Reorganization Agreement provides for, among other things, the acquisition of significantly all of the assets of the Company by Newco (the "Company Acquisition"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Reorganization Agreement shall have been validly terminated pursuant to the terms thereof, except pursuant to
Section 8.1(j) and (ii) such date and time as the Company Acquisition shall become effective in accordance with the terms and provisions of the Reorganization Agreement.

         The attorneys-in-fact and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney-in-fact and Irrevocable Proxy to demand that the Secretary of Caldera call a special meeting of stockholders of the Company for the purpose of considering any action related to the Reorganization Agreement and to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of stockholders of Caldera and in every written consent in lieu of such meeting (a) in favor of the approval and adoption of the Reorganization Agreement and the approval of the Company Acquisition and in favor of each other action contemplated by the Reorganization Agreement and any action required in furtherance hereof or thereof and (b) against (i) any dissolution, liquidation or winding up of or by Caldera or (ii) any amendment of the Certificate of Incorporation or by-laws of Caldera or other proposal or transaction involving Caldera, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any material provision of the Reorganization Agreement, the Company Acquisition, the Merger or any other transaction contemplated by the Reorganization Agreement or change in any manner the voting rights of any class of Caldera's capital stock.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated: August 1, 2000

                           THE CANOPY GROUP, INC.

                           By:
                              -------------------------------------
                              Name:
                              Title:


                           Shares beneficially owned:

                                21,273,974 shares of Caldera common stock
                                0 shares of Caldera common stock
                                issuable upon exercise of outstanding options or warrants

                                IRREVOCABLE PROXY

         The undersigned stockholder of Caldera Systems, Inc., a Delaware corporation ("Caldera"), hereby irrevocably appoints the members of the Board of Directors of The Santa Cruz Operation, Inc., a California corporation (the "Company"), and each of them, or any other designee of Company, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Caldera that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Caldera issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned Stockholder of Caldera as of the date of this Irrevocable Proxy are listed on the signature page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This proxy is irrevocable, is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date by and between Company and the undersigned stockholder (the "Voting Agreement"), and is granted in consideration of and as a condition to Company entering into that certain Agreement and Plan of Reorganization (the "Reorganization Agreement"), among the Company, Caldera Holding, Inc. ("Newco"), a Delaware corporation and Caldera. The Reorganization Agreement provides for, among other things, the acquisition of significantly all of the assets of the Company by Newco (the "Company Acquisition"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Reorganization Agreement shall have been validly terminated pursuant to the terms thereof, except pursuant to
Section 8.1(j) and (ii) such date and time as the Company Acquisition shall become effective in accordance with the terms and provisions of the Reorganization Agreement.

         The attorneys-in-fact and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney-in-fact and Irrevocable Proxy to demand that the Secretary of Caldera call a special meeting of stockholders of the Company for the purpose of considering any action related to the Reorganization Agreement and to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of stockholders of Caldera and in every written consent in lieu of such meeting (a) in favor of the approval and adoption of the Reorganization Agreement and the approval of the Company Acquisition and in favor of each other action contemplated by the Reorganization Agreement and any action required in furtherance hereof or thereof and (b) against (i) any dissolution, liquidation or winding up of or by Caldera or (ii) any amendment of the

Certificate of Incorporation or by-laws of Caldera or other proposal or transaction involving Caldera, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any material provision of the Reorganization Agreement, the Company Acquisition, the Merger or any other transaction contemplated by the Reorganization Agreement or change in any manner the voting rights of any class of Caldera's capital stock.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated: August 1, 2000

                           MTI TECHNOLOGY CORPORATION

                           By:
                              -------------------------------------
                              Name:
                              Title:


                           Shares beneficially owned:

                                   5,333,333 shares of Caldera common stock
                                   0 shares of Caldera common stock
                                   issuable upon exercise of outstanding options or warrants